                                                                   Exhibit 99.24

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                  REMIC Multi-Class Pass-Through Certificates

                                    MAY 1996

                                 Series 1995-11

     Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 11-A1 ...   $   11.49053050             Class 11-B1 ...    $    0.68444103
                  ---------------                                ---------------
Class 11-A2 ...   $   11.49053040             Class 11-B2 ...    $    0.68444112
                  ---------------                                ---------------
Class 11-A3 ...   $   11.49053025             Class 11-B3 ...    $    0.68444212
                  ---------------                                ---------------
Class 11-A4 ...   $    0.00000000             Class 11-B4 ...    $    0.68443804
                  ---------------                                ---------------
Class 11-A5 ...   $    0.00000000             Class 11-B5 ...    $    0.68444978
                  ---------------                                ---------------
Class 11-A6 ...   $    0.68443943             Class 11-R ....    $    0.00000000
                  ---------------                                ---------------
Class 11-M ....   $    0.68444108             Class 11-RL ...    $    0.00000000
                  ---------------                                ---------------


     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);


Class 11-A1 ...   $   10.11677157             Class 11-B1 ...    $    0.00000000
                  ---------------                                ---------------
Class 11-A2 ...   $   10.11677149             Class 11-B2 ...    $    0.00000000
                  ---------------                                ---------------
Class 11-A3 ...   $   10.11677135             Class 11-B3 ...    $    0.00000000
                  ---------------                                ---------------
Class 11-A4 ...   $    0.00000000             Class 11-B4 ...    $    0.00000000
                  ---------------                                ---------------
Class 11-A5 ...   $    0.00000000             Class 11-B5 ...    $    0.00000000
                  ---------------                                ---------------
Class 11-A6 ...   $    0.60261076             Class 11-R ....    $    0.00000000
                  ---------------                                ---------------
Class 11-M ....   $    0.00000000             Class 11-RL ...    $    0.00000000
                  ---------------                                ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to
          Interest:

Class 11-A1 ...        5.31748300             Class 11-B1 ...         6.23348636
                  ---------------                                ---------------
Class 11-A2 ...        5.50084420             Class 11-B2 ...         6.23348467
                  ---------------                                ---------------
Class 11-A3 ...        5.13412134             Class 11-B3 ...         6.23348874
                  ---------------                                ---------------
Class 11-A4 ...        5.54935181             Class 11-B4 ...         6.23348703
                  ---------------                                ---------------
Class 11-A5 ...        1.85091402             Class 11-B5 ...         6.23348217
                  ---------------                                ---------------
Class 11-A6 ...        6.23348714             Class 11-R ....         0.00000000
                  ---------------                                ---------------
Class 11-M ....        6.23348747             Class 11-RL ...         0.00000000
                  ---------------                                ---------------
Class 11-S ....        0.37000000
                  ---------------

     iv)  The amount of accrual:............................       2,054,786.08
                                                                ---------------
     v)   The amount of servicing compensation received by
          GECMSI during the month preceding the month of
          distribution .....................................          58,472.10
                                                                ---------------
(b)  The amounts below are for the aggregate of all Certificates.

     vi)  The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $326,983,622.16
                                                                ---------------
          The aggregate number of Mortgage Loans included in

          the Scheduled Principal Balance set forth
          above ............................................              1,185
                                                                ---------------
     vii) The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                        Class Certificate          Single
                                        Principal Balance    Certificate Balance
                                        -----------------    -------------------
                    Class 11-A1 ...      $ 17,372,891.08               868.64
                                         ---------------             --------
                    Class 11-A2 ...      $ 43,432,227.69               868.64
                                         ---------------             --------
                    Class 11-A3 ...      $ 71,030,802.45               868.64
                                         ---------------             --------
                    Class 11-A4 ...      $ 89,472,310.91               983.14
                                         ---------------             --------
                    Class 11-A5 ...      $ 50,034,689.09             1,031.64
                                         ---------------             --------
                    Class 11-A6 ...      $ 34,883,572.00               996.67
                                         ---------------             --------
                    Class 11-M ....      $  6,918,907.44               996.67
                                         ---------------             --------
                    Class 11-B1 ...      $  5,188,682.24               996.67
                                         ---------------             --------
                    Class 11-B2 ...      $  4,324,566.32               996.67
                                         ---------------             --------
                    Class 11-B3 ...      $  1,902,649.70               996.67
                                         ---------------             --------
                    Class 11-B4 ...      $  1,037,537.11               996.67
                                         ---------------             --------
                    Class 11-B5 ...      $  1,384,786.13               996.67
                                         ---------------             --------
                    Class 11-R ....      $          0.00                 0.00
                                         ---------------             --------
                    Class 11-RL ...      $          0.00                 0.00
                                         ---------------             --------
                    Class 11-S ....      $326,983,622.16               942.03
                                         ---------------             --------

    viii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0

                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

          (a)  delinquent
                (1)  30-59 days
            Number                   19        Principal Balance  $4,721,872.20
                          -------------                           -------------
                (2)  60-89 days
            Number                    6       Principal Balance   $1,661,669.24
                          -------------                           -------------
                (3)  90 days or more
            Number                    2       Principal Balance     $555,566.50
                          -------------                           -------------
          (b)  in foreclosure
            Number                    0       Principal Balance           $0.00
                          -------------                           -------------

     x)   The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------
     xi) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

                  Class 11-A5: ......................  9.666400%
                                                       --------
                  Class 11-A6: ......................  7.500000%
                                                       --------

     1.   Senior Percentage for such Distribution Date: ....        93.68200000%
                                                                ---------------
     2.   Group I Senior Percentage for such Distribution
          Date: ............................................        83.06426200%
                                                                ---------------
     3.   Group II Senior Percentage for such Distribution
          Date: ............................................        10.61773800%
                                                                ---------------
     4.   Senior Prepayment Percentage for such Distribution
          Date: ............................................       100.00000000%
                                                                ---------------
     5.   Group I Senior Prepayment Percentage for such
          Distribution Date: ...............................       100.00000000%
                                                                ---------------
     6.   Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................         0.00000000%
                                                                ---------------

     7.   Junior Percentage for such Distribution Date: ....         6.31800000%
                                                                ---------------
     8.   Junior Prepayment Percentage for such Distribution
          Date: ............................................         0.00000000%
                                                                ---------------